UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 24, 2026

ARC Group Securities Acquisition I

(Exact name of registrant as specified in its charter)

Cayman Islands	001-43431	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

398 Mill Avenue, Suite 306, Tempe, AZ 85281

(Address of principal executive offices, including zip code)

(928) 625-0928

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, par value $0.0001 per share, one warrant, and one right to acquire 1/4th of one Class A Ordinary Share	FJDIU	The Nasdaq Stock Market LLC
Class A Ordinary Shares included as part of the Units	FJDI	The Nasdaq Stock Market LLC
Rights included as part of the Units	FJDIR	The Nasdaq Stock Market LLC
Warrants, each warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	FJDIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On September 23, 2026, ARC Group Securities Acquisition I (the “Company”) announced that, on or about September 24, 2026, the holders of the Company’s units (the “Units”) may elect to separately trade the Class A ordinary shares, warrants and rights included in the Units. Each Unit consists of one Class A ordinary share, $0.0001 par value (“Class A Ordinary Share”), one redeemable warrant of the Company (each, a “Warrant”), with each Warrant entitling the holder thereof to purchase one Class A Ordinary Share for $11.50 per share (subject to adjustment) and one right of the Company (each, a “Right”), with each Right entitling the holder thereof to receive one-fourth (1/4th) of one Class A Ordinary Share upon consummation of an initial business combination. Any Units not separated will continue to trade on The Nasdaq Stock Market LLC (“Nasdaq”) under the symbol “FJDIU.” Any underlying Class A Ordinary Shares, Warrants and Rights that are separated will trade on Nasdaq under the symbols “FJDI,” “FJDIW” and “FJDIR,” respectively. Holders of Units will need to have their brokers contact Efficiency, INC., the Company’s transfer agent, in order to separate the holders’ Units into Class A Ordinary Shares, Warrants and Rights.

A copy of the press release issued by the Company announcing the separate trading of the securities underlying the Units is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	Press Release
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 24, 2026

ARC Group Securities Acquisition I

By:	/s/ Ian Hanna
Name:	Ian Hanna
Title:	Chairman of the Board and Chief Executive Officer